CONSENT AND RELEASE AGREEMENT

     THIS CONSENT AND RELEASE AGREEMENT (this "Agreement") is made and entered into as of November __, 1996 by and among LEHMAN LENDING CORP., a Delaware corporation
(formerly known as Shearson Lending Corp., a Delaware corporation) ("Lehman Lending"), LEHMAN BROTHERS HOLDINGS
INC., a Delaware corporation (formerly known as Shearson
Lehman Brothers Holdings Inc.) ("Holdings") and UNION
SQUARE HOTEL PARTNERS, L.P., a Delaware limited partner-ship (formerly known as Shearson Union Square Associates
Limited Partnership, a Delaware limited partnership)
("Borrower").

                     R E C I T A L S

          WHEREAS, Borrower is the owner of that certain property located in San Francisco, California and common ly known as the Grand Hyatt San Francisco hotel (the "Ho-tel");

          WHEREAS, Lehman Lending is the holder of that certain Restructuring Expense Note, dated as of June 30,
1992 (the "Lehman Lending Note") made by Borrower in favor of Shearson Lending Corp., in the original princi-pal amount of $1,000,000;

          WHEREAS, Holdings is the holder of that certain
Amended and Restated Note, dated as of June 28, 1990 (the
"Holdings Note") made by Borrower in favor of Shearson
Lehman Brothers Holdings Inc., in the original principal amount of $10,000,000;

          WHEREAS,  Capital Growth Mortgage Investors,
L.P. ("CapGrowth") is the holder of the following promis-sory notes made by Borrower (collectively, the "CapGrowth
Notes"): (i) the Zero Coupon Mortgage Note due January 2,
1997, dated as of August 20, 1986, as amended and restat-ed as of June 30, 1992, in the original principal amount of $13,325,000 and the face amount of $42,207,708.58 (the
"CapGrowth Secured Note"), (ii) the Promissory Note, dated May 1, 1989, in the original principal amount of $1,000,000 (the "May 1 Note"), and (iii) the Note, dated as of July 12, 1991, in the original principal amount of $1,611,952.35 (the "July 12 Note" and, collectively with the May 1 Note, the "CapGrowth Unsecured Notes");

          WHEREAS, the CapGrowth Secured Note is a non-
recourse note which is secured by: (i) that certain second
priority Deed of Trust, Assignment of Rents, Security
Agreement and Fixture Filing, dated as of August 29,
1986, encumbering the Hotel, as amended (as so amended,
the "Deed of Trust") by that certain First Agreement
Supplementing Capital Growth Deed of Trust and Capital
Growth Assignment of Lessor's Interest in Leases, Security
Agreement and Fixture Filing, dated as of June 30,
1992 (the "First Supplement") and (ii) that certain
second priority Assignment of Lessor's Interest in Leases,
dated as of August 29, 1986, as amended by the First
Supplement (as so amended, the "Assignment of Leases");

          WHEREAS, the first priority mortgage debt encumbering the Hotel (the "First Mortgage Debt"), the
Lehman Lending Note and the CapGrowth Secured Note are each scheduled to mature and become due and payable on January 2, 1997;

          WHEREAS, in order to generate funds to apply toward, among other things, the repayment of the First
Mortgage Debt and the Secured Note, Borrower anticipates entering into a purchase and sale agreement (the "Pur-chase Agreement") with an affiliate ("Buyer") of Hyatt
Corporation for the sale (the "Sale") of the Hotel in consideration for (a) a cash purchase price (the "Gross
Purchase Price") of $126,900,000, (b) Buyer's assumption of mortgage debt subordinate to the Secured Note, and (c) the covenants, representations, warranties and indemni-ties made by Buyer and contained in the Purchase Agree-ment and in the property transfer documents executed in connection therewith, with no other consideration of any kind being paid by Buyer to Borrower;

          WHEREAS, the Holdings Note and the CapGrowth
Unsecured Notes will mature and become due and payable
(to the extent of sufficient sales proceeds) upon the consummation of the Sale;

          WHEREAS, the net proceeds that Borrower expects to receive from the payment of the Gross Purchase Price in connection with the Sale, after the payment of transac-tion costs, the making of closing adjustments and the repayment of the First Mortgage Debt (the "Net Sales Pro-ceeds"), would not be sufficient to repay in full the obligations of the Borrower under the CapGrowth Secured
Note and would therefore be insufficient to permit any repayment of the CapGrowth Unsecured Notes, the Holdings
Note or the Lehman Lending Note;

          WHEREAS, in consideration of Borrower's under-takings and efforts in connection with the sale of the Hotel, CapGrowth will permit Borrower to retain a portion of the Net Sales Proceeds for distribution to Borrower's constituent partners, upon the terms and conditions set forth in that certain Allocation and Release Agreement, dated as of November 1, 1996 (the "CapGrowth Allocation
Agreement") by and between CapGrowth and Borrower, a copy of which is attached hereto as Exhibit A, provided that Borrower (i) obtain the consent of its unsecured lenders to the provisions of the CapGrowth Allocation Agreement, including, without limitation, to the retention by Bor-rower of a portion of the Net Sales Proceeds, (ii) obtain the release by Holdings and Lehman Lending of Borrower from any obligations under the Holdings Note and the Lehman Lending Note, respectively, and (iii) obtain general releases of Borrower, CapGrowth and their respec-tive general partners and affiliates from each of Lehman
Lending and Holdings in their capacities as unsecured creditors of Borrower;

          WHEREAS, Holdings and Lehman Lending have also agreed to permit Borrower to retain a portion of the Net
Sales Proceeds (to the extent set forth in the CapGrowth
Allocation Agreement) in consideration of Borrower's undertakings and efforts in connection with the Sale of the Hotel; and

          WHEREAS, Holdings, Lehman Lending and Borrower now desire to set forth their agreement with respect to the release and forgiveness of the Holdings Note and the Lehman Lending Note.

          NOW, THEREFORE, in consideration of the cove-nants and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.        Consent by Holdings.

          Holdings hereby consents to the terms and provisions of the CapGrowth Allocation Agreement.

     2.        Consent by Lehman Lending.

          Lehman Lending hereby consents to the terms and provisions of the CapGrowth Allocation Agreement.

     3.        Extension of Maturity of Lehman Lending Note.

          In order to permit Borrower sufficient time in which to consummate the Sale, Lehman Lending and Borrower hereby agree that the maturity date of the Lehman Lending
Note shall be extended until March 31, 1997, regardless of the maturity of the First Mortgage Debt.

     4.   Release of Indebtedness and Borrower's Retention of
          Certain Net Sales Proceeds.

     Each of Holdings and Lehman Lending acknowledges and agrees that, upon consummation of the Sale and after pay-ment to CapGrowth of the Pay-Off Amount as contemplated by (and as such term is defined in) the CapGrowth Alloca-tion Agreement, Holdings and Lehman Lending shall cause all of Borrower's obligations under, respectively, the Holdings Note and the Lehman Lending Note and each of the respective loan documents executed in connection there-with to be fully and unconditionally released and forgiv-en, and Borrower shall have the absolute right to keep and retain any and all remaining Net Sales Proceeds, free from any claim of Holdings or Lehman Lending.

     5.        Closing.

     a. Closing Date. The closing (the "Closing") of the satisfaction and release of Borrower's obligations under the Holdings Note and the Lehman Lending Note and each of the loan documents executed in connection there-with shall occur on the date (the "Closing Date") set forth in a written notice to Holdings and Lehman Lending delivered by Borrower at least one (1) business day prior to the Closing, which Closing Date shall be no later than March 31, 1997. The Closing shall be conducted concur-rently with the closing of the Sale and shall be made part of the escrow established by Borrower with First American Title Insurance Company (the "Title Company") with respect to the Sale.

     b.        Closing Deliveries of Holdings and Lehman
Lending.  No later than thirty days after the "Effective
Date" (as defined in the Purchase Agreement), the follow-ing items shall be delivered by Holdings and/or Lehman
Lending (as applicable) to the Title Company, to be held in escrow by the Title Company pending the consummation of the Sale:

          (1)       the original executed Holdings Note;

          (2)       the original executed Lehman Lending Note;

          (3) an unconditional general release of Borrower, its general partner and affiliates of Borrower's general partner, duly executed by Holdings and Lehman Lending, to be prepared by Borrower, and to be in form and substance reasonably satisfactory to the parties (the "General
Release of Borrower");

          (4) an unconditional general release of CapGrowth, its general partner and affiliates of CapGrowth's general partner, duly executed by Holdings and Lehman Lending, to be prepared by Borrower, and to be in form and substance reasonably satisfactory to CapGrowth (the "General
Release of CapGrowth"); and

          (5) instructions to the Title Company to mark each of the Holdings Note and the Lehman Lending Note
"Cancelled" upon delivery to CapGrowth of the Pay-Off
Amount.

     c. Borrower's Closing Deliveries. No later than thirty days after the Effective Date, the following items shall be delivered by Borrower to the Title Company to be held in escrow by the Title Company pending the consumma-tion of the Sale:

          (1) instruction to the Title Company to pay the Pay-Off Amount to CapGrowth out of Net Sales Proceeds;

          (2) an unconditional general release of Holdings and Lehman Lending and the affiliates of each, duly executed by Borrower and CapGrowth, in form and substance reasonably satisfactory to the parties (the "General
Release of Holdings and Lehman Lending").

     d.        Title Company Obligations.  At Closing,
Borrower shall cause the Title Company to (i) deliver the General Release of Holdings and Lehman Lending to Hold-ings and Lehman Lending, and (ii) deliver the Holdings
Note, the Lehman Lending Note and the General Release of
Borrower to Borrower.

     6.   Agreement and Release by CapGrowth.

     It shall be a condition precedent to the obligations of Holdings, Lehman Lending and Borrower hereunder that Borrower shall have obtained (or, in the case of clause
(iii) of this Section 6, caused to be delivered to the Title Company at the Closing): (i) a fully executed
CapGrowth Allocation Agreement, (ii) a general release of Borrower, its general partner and its affiliates by CapGrowth, and (iii) the General Release of Holdings and
Lehman Lending, executed by CapGrowth.

     7.        Miscellaneous Provisions.

     a. Authority. Each party hereto represents and warrants to the other that it has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The person executing this Agreement on behalf of the general partner of each party hereto has been duly authorized to sign this Agree-ment on behalf of such general partner, but signs this Agreement only in such person's capacity as an officer of such general partner and shall have no personal liability with respect to this Agreement or the transactions con-templated hereby.

     b. Severability. If any term or provision of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be invalid or unen-forceable, the remainder of this Agreement or the appli-cation of such term or provision to persons or circum-stances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     c. Integration of Agreement. This Agreement, together with the Exhibits hereto, constitutes the entire agreement of the parties regarding the subject matter of this Agreement and all prior or contemporaneous agree-ments, understandings, representations and statements, oral or written, are hereby merged herein.

     d. Further Assurances. The parties agree to mutually execute and deliver to each other, at, and from time to time after, the Closing, such other and further documents as may be reasonably required by counsel for the parties to carry into effect the purposes and intents of this Agreement, provided such documents are customari-ly delivered in similar transactions, and do not impose any material obligations upon any party hereunder except as set forth in this Agreement.

     e. Attorneys' Fees. In the event that any party hereto fails to perform any of its obligations under this Agreement or in the event a dispute arises concerning the meaning or interpretation of any provision of this Agree-ment, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses reasonably incurred by the other parties in enforcing or establishing its rights hereun-der, including, without being limited to, court costs and reasonable attorneys' fees, charges and disbursements.

     f. Modifications; Counterparts. This Agreement may not be modified, amended, altered or supplemented except by written agreement executed and delivered by the parties hereto. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement. Any delivery of a counterpart signa-ture by telecopier shall, however, be promptly followed by delivery of a manually executed counterpart.

     g. Governing Law. This Agreement shall be gov-erned by and construed in accordance with the laws of the State of New York, as if this Agreement was made and to be performed wholly within such State.

     h.        Waiver of Jury Trial.  EACH OF THE PARTIES
HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT
PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN
ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS
AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     i. No Waiver. Except as otherwise expressly provided herein, the failure of any party hereto to enforce at any time any of the provisions of this Agree-ment shall in no way be construed as a waiver of any of such provisions, or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

     j. Headings. The Article and Section headings used herein are for reference purposes only and do not control or affect the meaning or interpretation of any term or provision hereof.

     k. Recordation. No party hereto may record this Agreement. To the extent that any such filing is made in violation of the Agreement, the party effecting such filing shall indemnify, defend and hold the other harm-less from and against any damages incurred by the other in connection therewith. The provisions of this para-graph shall survive the termination of this Agreement.

     l.        No Modifications to Existing Loan Documents.
Except to the extent expressly set forth herein, each of the loan documents executed and delivered in connection with the Lehman Lending Note and the Holdings Note shall remain unmodified and in full force and effect.

     m. Agreement Contingent. This Agreement is contin-gent upon the consummation of the Sale. In the event the Sale has not been consummated on or before March 31, 1997, this Agreement shall terminate and be of no further force or effect. Borrower, Holdings and Lehman Lending each hereby agrees that this Agreement does not consti-tute a modification of the Lehman Lending Note or the Holdings Note within the meaning of Treasury Regulation section 1.1001-3.

     IN WITNESS WHEREOF, the parties hereto have executed this Consent and Release Agreement as of the date and year first above written.

                         UNION SQUARE HOTEL PARTNERS,
                         L.P., a Delaware limited part-
                         nership

                         By:  Union Square/GP Corp., its
                              general partner

                              By:     s/Jeffrey C. Carter
                                      __________________
                              Name:   Jeffrey C. Carter
                              Title:  President


                         LEHMAN BROTHERS HOLDINGS INC., a
                         Delaware corporation

                         By:    s/Karen Muller
                                ___________________
                         Name:  Karen Muller
                         Title: Vice President


                         LEHMAN LENDING CORP., a Delaware
                         corporation

                         By:    s/Karen Muller
                                ___________________
                         Name:  Karen Muller
                         Title: Vice President



                        EXHIBIT A

             CAPGROWTH ALLOCATION AGREEMENT